Exhibit 99.2

1 NASDAQ: RILY Fourth Quarter 2022 Supplemental Financial Data March 16, 2023

Reconciliation of U.S. GAAP to Non-GAAP Measures

(Unaudited, dollars in thousands)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Adj. EBITDA and Operating Adj. EBITDA Reconciliation					
Net income (loss) attributable to B. Riley Financial, Inc.	$ 64,172	$ (10,062)	$ (140,159)	$ 47,837	$ (57,445)
EBITDA Adjustments:					
Provision for (benefit from) income taxes	23,847	(3,695)	(52,513)	16,350	(23,998)
Interest expense	26,441	30,436	31,764	34,587	44,399
Interest income	(54)	(67)	(500)	(686)	(1,482)
Share based payments	12,503	17,013	14,202	14,613	15,312
Depreciation and amortization	6,805	7,848	7,961	10,717	13,443
Restructuring charge	—	—	—	8,016	995
Gain on extinguishment of loans	—	(1,102)	—	—	—
Transactions related costs and other	4,311	291	3,468	10,003	(5,264)
Total EBITDA Adjustments	73,853	50,724	4,382	93,600	43,405
Adjusted EBITDA	**$ 138,025**	**$ 40,662**	**$ (135,777)**	**$ 141,437**	**$ (14,040)**
Operating EBITDA Adjustments:					
Trading (income) loss and fair value adjustments on loans	(54,848)	19,278	117,763	6,917	58,670
Realized and unrealized (gains) losses on investments	(14,010)	49,112	106,164	(19,071)	64,874
Other investment related expenses	36,930	(24,865)	(13,930)	(23,039)	(7,697)
Total Operating EBITDA Adjustments	(31,928)	43,525	209,997	(35,193)	115,847
Operating Adjusted EBITDA	**$ 106,097**	**$ 84,187**	**$ 74,220**	**$ 106,244**	**$ 101,807**

B | RILEY Financial | 2

Quarterly Operating Revenue and Operating Adjusted EBITDA

Operating Revenue and Operating Adjusted EBITDA (1)(3)(5)(6)



Operating Revenue
Operating Adj. EBITDA
$345.5M
$266.1M
$257.4M
$319.0M
$440.8M
$106.1M
$84.2M
$74.2M
$106.2M
$101.8M
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022

Quarterly Revenue and Adjusted EBITDA

(Dollars in thousands)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Operating Revenue [1]	$ 345,466	$ 266,118	$ 257,384	$ 319,034	$ 440,762
Investment Gains (Loss) [2]	54,848	(19,278)	(117,763)	(6,917)	(58,670)
Total Revenue	$ 400,314	$ 246,840	$ 139,621	$ 312,117	$ 382,092

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Operating Adjusted EBITDA [3]	$ 106,097	$ 84,187	$ 74,220	$ 106,244	$ 101,807
Investment Adjusted EBITDA [4]	31,928	(43,525)	(209,997)	35,193	(115,847)
Adjusted EBITDA [5][6]	$ 138,025	$ 40,662	$ (135,777)	$ 141,437	$ (14,040)

1. Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
2. Investment Gains (Loss) is defined as Trading Income (Loss) and Fair Value Adjustments on Loans.
3. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Loss) and Fair Value Adjustments on Loans, (ii) Realized and Unrealized Gains (Losses) on Investments, and (iii) other investment related expenses.
4. Investment Adjusted EBITDA is defined as the sum of (i) Trading Income (Loss) and Fair Value Adjustments on Loans and (ii) Realized and Unrealized Gains (Losses) on Investments, less other investment related expenses.
5. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs.
6. For a reconciliation to GAAP financial measures, please see slide 2.

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Cash and Investments Summary

(Dollars in thousands)	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022
Cash and Cash Equivalents	$ 278,933	$ 213,584	$ 216,098	$ 231,805	$ 268,618
Restricted Cash	927	928	928	1,578	2,308
Due from/(to) Clearing Brokers, net	(39,741)	40,350	25,902	49,530	29,430
Advances Against Customer Contracts	200	200	200	200	200
Securities and Other Investments Owned					
Equity Securities	1,444,474	1,228,690	1,055,379	1,140,728	1,046,710
Corporate Bonds	7,632	10,508	8,231	6,761	8,539
Other Fixed Income Securities	2,606	3,681	2,321	8,649	3,956
Partnership Interests and Other	77,383	74,222	78,965	82,475	70,063
Securities Sold Not Yet Purchased	(28,623)	(7,498)	(5,403)	(17,751)	(5,897)
Loans Receivable, net of Loan Participations Sold	873,186	882,391	770,840	814,715	701,652
Other investments and deposits [1]	40,187	49,391	49,156	45,947	53,844
Noncontrolling interest [2]	(17,785)	(17,135)	(25,317)	(32,038)	(31,349)
Total Cash, Net Securities, and Other	$ 2,639,379	$ 2,479,312	$ 2,177,300	$ 2,332,599	$ 2,148,074

Debt Summary

(Dollars in thousands)	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022
Term Loans, net	$ 346,385	$ 342,851	$ 367,815	$ 558,035	$ 572,079
Revolving Credit Facility	80,000	80,000	80,000	74,700	127,678
Notes Payable	357	22,891	23,186	25,075	25,263
Senior Notes Payable, net	1,606,560	1,627,649	1,644,778	1,661,191	1,721,751
Total Debt	2,033,302	2,073,391	2,115,779	2,319,001	2,446,771
Total Cash and Investments, Net of Debt	**$ 606,077**	**$ 405,921**	**$ 61,521**	**$ 13,598**	**$ (298,697)**

1. Other investments and investment related deposits reported in prepaid and other assets.
2. Noncontrolling interest related to investments reported in Securities and Other Investments Owned.

B RILEY Financial | 4

Loans Receivable 32.1% Public Equity 31.7% 5 Private Equity 18.1% Cash and Restricted Cash 12.4% Partnership Interests and Other 3.8% Due from/(to) Clearing Brokers, net 1.3% Corporate Bonds and Fixed Income Securities 0.6% Composition of Cash and Investments Percentage by Asset Type – December 31, 2022 ( Dollars in thousands) Gross Value % of Total Cash and Restricted Cash $ 270,926 12.4% Due from/(to) Clearing Brokers, net 29,430 1.3% Public Equity (1)(2) 692,506 31.7% Private Equity (1) 394,616 18.1% Loans Receivable 701,652 32.1% Corporate Bonds and Fixed Income Securities 12,495 0.6% Partnership Interests and Other (1) 83,695 3.8% Total $ 2,185,320 100.0% 1. 2. Includes investments reported in prepaid and other assets. Includes $51 million equity positions held by B. Riley in managed account with gains and losses for client benefit

Condensed Consolidated Balance Sheets 6 (Dollars in thousands) December 31, 2022 December 31, 2021 Cash and cash equivalents $ 268,618 $ 278,933 Restricted cash 2,308 927 Due from clearing brokers 48,737 29,657 Securities and other investments owned, at fair value 1,129,268 1,532,095 Securities borrowed 2,343,327 2,090,966 Accounts receivable, net 149,110 49,673 Due from related parties 1,081 2,074 Loans receivable, at fair value 701,652 873,186 Prepaid expenses and other assets 460,696 463,502 Operating lease right - of - use assets 88,593 56,969 Property and equipment, net 27,141 12,870 Goodwill 512,595 250,568 Other intangible assets, net 374,098 207,651 Deferred income taxes 3,978 2,848 Total assets $ 6,111,202 $ 5,851,919 Accounts payable $ 81,384 $ 6,326 Accrued expenses and other liabilities 322,974 343,750 Deferred revenue 85,441 69,507 Deferred income taxes 29,548 93,055 Due to related parties and partners 2,210 — Due to clearing brokers 19,307 69,398 Securities sold not yet purchased 5,897 28,623 Securities loaned 2,334,031 2,088,685 Operating lease liabilities 99,124 69,072 Notes payable 25,263 357 Revolving credit facility 127,678 80,000 Term loans, net 572,079 346,385 Senior notes payable, net 1,721,751 1,606,560 Total liabilities $ 5,426,687 $ 4,801,718 Redeemable noncontrolling interests in equity of subsidiaries 178,622 345,000 Total B. Riley Financial, Inc. stockholders' equity 446,514 661,271 Noncontrolling interests 59,379 43,930 Total equity 505,893 705,201 Total liabilities and equity $ 6,111,202 $ 5,851,919

Consolidated Statements of Operations 7 (Dollars in thousands, except share data) Three Months Ended Year Ended December 31, December 31, 2022 2021 2022 2021 As Revised As Restated As Revised As Restated (Unaudited) (Unaudited) Revenues: Services and fees $ 243,837 $ 308,062 $ 895,623 $ 1,153,225 Trading (loss) income and fair value adjustments on loans (58,670) 54,848 (202,628) 220,545 Interest income - Loans and securities lending 62,545 33,443 245,400 122,723 Sale of goods 134,380 3,961 142,275 58,205 Total revenues 382,092 400,314 1,080,670 1,554,698 Operating expenses: Direct cost of services 68,496 12,955 142,455 54,390 Cost of goods sold 71,313 5,559 78,647 26,953 Selling, general and administrative expenses 208,552 270,712 714,614 906,196 Restructuring charge 995 — 9,011 — Interest expense - Securities lending and loan participations sold 22,738 12,362 66,495 52,631 Total operating expenses 372,094 301,588 1,011,222 1,040,170 Operating income 9,998 98,726 69,448 514,528 Other income (expense): Interest income 1,482 54 2,735 229 Dividend income 9,595 7,786 35,874 19,732 Realized and unrealized (losses) gains on investments (64,874) 14,010 (201,079) 166,131 Change in fair value of financial instruments and other 460 (4,471) 10,188 3,796 Income from equity method investments 285 1,629 3,570 2,801 Interest expense (44,399) (26,441) (141,186) (92,455) (Loss) income before income taxes (87,453) 91,293 (220,450) 614,762 Benefit from (provision for) income taxes 23,998 (23,847) 63,856 (163,960) Net (loss) income (63,455) 67,446 (156,594) 450,802 Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests (6,010) 3,274 3,235 5,748 Net (loss) income attributable to B. Riley Financial, Inc. $ (57,445) $ 64,172 $ (159,829) $ 445,054 Preferred stock dividends 2,002 1,990 8,008 7,457 Net (loss) income available to common shareholders $ (59,447) $ 62,182 $ (167,837) $ 437,597 Basic (loss) income per common share $ (2.08) $ 2.26 $ (5.95) $ 15.99 Diluted (loss) income per common share $ (2.08) $ 2.08 $ (5.95) $ 15.09 Weighted average basic common shares outstanding 28,545,714 27,569,188 28,188,530 27,366,292 Weighted average diluted common shares outstanding 28,545,714 29,840,704 28,188,530 29,005,602

Consolidated Statements of Operations

(Dollars in thousands, except share data)	Year Ended December 31, 2022			Year Ended December 31, 2021		
	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Restated
Revenues:						
Services and fees	$ 931,497	$ (35,874)	$ 895,623	$ 1,172,957	$ (19,732)	$ 1,153,225
Trading (loss) income and fair value adjustments on loans	(403,707)	201,079	(202,628)	386,676	(166,131)	220,545
Interest income - Loans and securities lending	245,400	—	245,400	122,723	—	122,723
Sale of goods	142,275	—	142,275	58,205	—	58,205
Total revenues	**915,465**	**165,205**	**1,080,670**	**1,740,561**	**(185,863)**	**1,554,698**
Operating expenses:						
Direct cost of services	142,455	—	142,455	54,390	—	54,390
Cost of goods sold	78,647	—	78,647	26,953	—	26,953
Selling, general and administrative expenses	714,614	—	714,614	906,196	—	906,196
Restructuring charge	9,011	—	9,011	—	—	—
Interest expense - Securities lending and loan participations sold	66,495	—	66,495	52,631	—	52,631
Total operating expenses	**1,011,222**	**—**	**1,011,222**	**1,040,170**	**—**	**1,040,170**
Operating (loss) income	(95,757)	165,205	69,448	700,391	(185,863)	514,528
Other income (expense):						
Interest income	2,735	—	2,735	229	—	229
Dividend income	—	35,874	35,874	—	19,732	19,732
Realized and unrealized (losses) gains on investments	—	(201,079)	(201,079)	—	166,131	166,131
Change in fair value of financial instruments and other	10,188	—	10,188	3,796	—	3,796
Income from equity method investments	3,570	—	3,570	2,801	—	2,801
Interest expense	(141,186)	—	(141,186)	(92,455)	—	(92,455)
(Loss) income before income taxes	(220,450)	—	(220,450)	614,762	—	614,762
Benefit from (provision for) income taxes	63,856	—	63,856	(163,960)	—	(163,960)
Net (loss) income	(156,594)	—	(156,594)	450,802	—	450,802
Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests	3,235	—	3,235	5,748	—	5,748
Net (loss) income attributable to B. Riley Financial, Inc.	$ (159,829)	$ —	$ (159,829)	$ 445,054	$ —	$ 445,054
Preferred stock dividends	8,008	—	8,008	7,457	—	7,457
Net (loss) income available to common shareholders	**$ (167,837)**	**$ —**	**$ (167,837)**	**$ 437,597**	**$ —**	**$ 437,597**
Basic (loss) income per common share	$ (5.95)		$ (5.95)	$ 15.99		$ 15.99
Diluted (loss) income per common share	$ (5.95)		$ (5.95)	$ 15.09		$ 15.09
Weighted average basic common shares outstanding	28,188,530		28,188,530	27,366,292		27,366,292
Weighted average diluted common shares outstanding	28,188,530		28,188,530	29,005,602		29,005,602

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Consolidated Statements of Operations

(Dollars in thousands, except share data) (Unaudited)	Three Months Ended December 31, 2022			Three Months Ended December 31, 2021		
	As Reported	Adjustments	As Revised	As Reported	Adjustments	As Restated
Revenues:						
Services and fees	$ 253,432	$ (9,595)	$ 243,837	$ 315,848	$ (7,786)	$ 308,062
Trading (loss) income and fair value adjustments on loans	(123,544)	64,874	(58,670)	68,858	(14,010)	54,848
Interest income - Loans and securities lending	62,545	—	62,545	33,443	—	33,443
Sale of goods	134,380	—	134,380	3,961	—	3,961
Total revenues	**326,813**	**55,279**	**382,092**	**422,110**	**(21,796)**	**400,314**
Operating expenses:						
Direct cost of services	68,496	—	68,496	12,955	—	12,955
Cost of goods sold	71,313	—	71,313	5,559	—	5,559
Selling, general and administrative expenses	208,552	—	208,552	270,712	—	270,712
Restructuring charge	995	—	995	—	—	—
Interest expense - Securities lending and loan participations sold	22,738	—	22,738	12,362	—	12,362
Total operating expenses	**372,094**	**—**	**372,094**	**301,588**	**—**	**301,588**
Operating (loss) income	(45,281)	55,279	9,998	120,522	(21,796)	98,726
Other income (expense):						
Interest income	1,482	—	1,482	54	—	54
Dividend income	—	9,595	9,595	—	7,786	7,786
Realized and unrealized (losses) gains on investments	—	(64,874)	(64,874)	—	14,010	14,010
Change in fair value of financial instruments and other	460	—	460	(4,471)	—	(4,471)
Income from equity method investments	285	—	285	1,629	—	1,629
Interest expense	(44,399)	—	(44,399)	(26,441)	—	(26,441)
(Loss) income before income taxes	(87,453)	—	(87,453)	91,293	—	91,293
Benefit from (provision for) income taxes	23,998	—	23,998	(23,847)	—	(23,847)
Net (loss) income	(63,455)	—	(63,455)	67,446	—	67,446
Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests	(6,010)	—	(6,010)	3,274	—	3,274
Net (loss) income attributable to B. Riley Financial, Inc.	$ (57,445)	$ —	$ (57,445)	$ 64,172	$ —	$ 64,172
Preferred stock dividends	2,002	—	2,002	1,990	—	1,990
Net (loss) income available to common shareholders	**$ (59,447)**	**$ —**	**$ (59,447)**	**$ 62,182**	**$ —**	**$ 62,182**
Basic (loss) income per common share	$ (2.08)		$ (2.08)	$ 2.26		$ 2.26
Diluted (loss) income per common share	$ (2.08)		$ (2.08)	$ 2.08		$ 2.08
Weighted average basic common shares outstanding	28,545,714		28,545,714	27,569,188		27,569,188
Weighted average diluted common shares outstanding	28,545,714		28,545,714	29,840,704		29,840,704

B | RILEY Financial | 9

Segment Financial Information 10 (Dollars in thousands) Year Ended December 31, 2022 2021 As Revised As Restated Capital Markets segment: Revenues - Services and fees $ 292,933 $ 555,585 Trading (loss) income and fair value adjustments on loans (206,150) 212,922 Interest income - Loans and securities lending 240,813 122,723 Total revenues 327,596 891,230 Selling, general and administrative expenses (171,006) (345,455) Interest expense - Securities lending and loan participations sold (66,495) (52,631) Depreciation and amortization (8,493) (2,136) Segment income 81,602 491,008 Wealth Management segment: Revenues - Services and fees 230,735 374,361 Trading income and fair value adjustments on loans 3,522 7,623 Total revenues 234,257 381,984 Selling, general and administrative expenses (258,134) (357,130) Restructuring charge (4,955) — Depreciation and amortization (5,488) (8,920) Segment (loss) income (34,320) 15,934 Auction and Liquidation segment: Revenues - Services and fees 12,581 20,169 Revenues - Sale of goods 56,928 53,348 Interest income - Loans and securities lending 4,587 — Total revenues 74,096 73,517 Direct cost of services (23,920) (30,719) Cost of goods sold (17,893) (20,675) Selling, general and administrative expenses (19,683) (14,069) Segment income $ 12,600 $ 8,054 Year Ended December 31, 2022 2021 As Revised As Restated Financial Consulting segment: Revenues - Services and fees $ 98,508 $ 94,312 Selling, general and administrative expenses (81,891) (77,062) Depreciation and amortization (305) (356) Segment income 16,312 16,894 Communications segment: Revenues - Services and fees 228,129 88,490 Revenues - Sale of goods 7,526 4,857 Total revenues 235,655 93,347 Direct cost of services (108,686) (23,671) Cost of goods sold (8,592) (6,278) Selling, general and administrative expenses (64,836) (25,493) Restructuring charge (4,056) — Depreciation and amortization (19,165) (10,747) Segment income 30,320 27,158 Consumer segment: Revenues - Services and fees 18,940 20,308 Revenues - Sale of goods 77,821 — Total revenues 96,761 20,308 Cost of goods sold (52,162) — Selling, general and administrative expenses (18,458) (3,178) Depreciation and amortization (4,279) (2,745) Segment income 21,862 14,385 Consolidated operating income from reportable segments $ 128,376 $ 573,433

Definition of US GAAP to Non - GAAP Financial Measures 11 Certain of the information set forth herein, including operating revenue, adjusted EBITDA, operating adjusted EBITDA, and investment adjusted EBITDA may be considered non - GAAP financial measures . B . Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company's available capital resources, the operating performance of its business and its revenues and cash flow, (i) excluding in the case of operating revenues, trading income (loss) and fair value adjustments on loans, (ii) excluding in the case of adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring charge, gain on extinguishment of loans, impairment of trade names, stock - based compensation and transaction and other expenses, (iii) excluding in the case of operating adjusted EBITDA, aforementioned adjustments for adjusted EBITDA, as well as trading income (loss) and fair value adjustments on loans, realized and unrealized gains (losses) on investments , and other investment related expenses, and (iv) in the case of investment adjusted EBITDA this includes trading income (loss) and fair value adjustments on loans and realized and unrealized gains (losses) on investments, net of other investment related expenses, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP") . In addition, the Company's management uses these non - GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance, capital resources and cash flow . Non - GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non - financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies .